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                                                                EXHIBIT 10.100

                           WHOLE LOAN SALE AGREEMENT


This Whole Loan Sale Agreement: (The "Agreement") is made and entered into as of this 23rd day of December, 1998 by and between Fremont Investment & Loan, a California corporation ("Buyer") and UNITED PANAM MORTGAGE ("Seller"), with reference to the following facts:

     A. Seller engages into the business of originating and selling real estate secured Loans.

     B. Seller desires from time to time to sell Loans to Buyer, on the terms and subject to the conditions set forth in this Agreement.

     C. Buyer desires from time to time to purchase the Loans from Seller on the terms and subject to the terms and conditions set forth in this Agreement.

     D. Buyer and Seller desire to establish in this Agreement the terms and conditions on which Buyer may from time to time purchase Loans from Seller.

Buyer and Seller hereby agree as follows:

     Section 1. Definitions. The following terms shall have the meaning set
                -----------
forth in this Section 1 for purposes of this Agreement and each Purchase Agreement (as hereinafter defined).

          (a) "Agreement" means this Agreement.

          (b) "Business Day" means any calendar day of the week other than (i) a Saturday or Sunday or (ii) a day on which banking institutions and/or thrift and loan institutions located in Los Angeles, California are authorized or obliged by law or executive order to be closed.

          (c) "Buyer" means Fremont Investment & Loan, a California corporation.

          (d) "Purchase Amount" means the amount of the maximum aggregate unpaid principal balance of Loans (as hereinafter defined) which Buyer shall be obligated to purchase from Seller under the terms of a Purchase Agreement (as hereinafter defined). The amount of the unpaid principal balance of each Loan so purchased shall be determined as of the time of the Delivery (as hereinafter defined) of each Loan.

          (e) "Purchase Confirmation" means a written confirmation of a Purchase issued by Buyer to Seller.

          (f) "Delivery" means delivery of a Loan to Buyer for purchase by Buyer pursuant to a Purchase Agreement and this Agreement.

          (g) "Purchase Date" means the earliest date on which Loans may be delivered (as hereinafter defined) by Seller to Buyer under a Purchase, as set forth in the Purchase Confirmation.

          (h) "Last Delivery Date" means the latest date on which a Loan may be delivered by Seller to Buyer under a Purchase Agreement.

          (i) "Loan" means a real estate secured loan sold by Seller to Buyer pursuant to a Purchase.

          (j) "Net Yield" means, for each Loan, the yield to Buyer on its purchase price for the Loan calculated on the basis set forth in this Agreement or any Purchase Agreement.

          (k) "Note" means the promissory note that evidences a Loan, together with any riders, schedules or amendments modifying the same.

          (l) "Permitted State" means any state or commonwealth of the United States of America or the District of Columbia which is designated in a Purchase Agreement as an acceptable jurisdiction in which a Loan may be originated and where the Property for the Loan may be situated.

          (m) "Property" or "Secured Property" means the real Property that is encumbered by the Security Instrument for a Loan.

          (n) "Purchase Agreement" means a letter agreement executed by Buyer and Seller subsequent to the execution of this Agreement specifying the aggregate total unpaid principal balance and number of Loans which Buyer agrees to purchase pursuant to the terms of this Agreement.

          (o) "Purchase" means the Sale of Loans pursuant to a Purchase
Agreement.

          (p) "Required Net Yield" means the minimum net yield which a Loan shall bear to Buyer, as set forth in the Purchase Agreement.

          (q) "Security Instrument" means the mortgage, deed of trust or deed to secure debt that secures repayment of a Loan together with any rider, schedules or amendments modifying the same.

          (r) "Seller" means the party to this Agreement identified in the first paragraph of this Agreement as Seller.

          (s) "Title Document" is a policy of Title Insurance in a form and amount acceptable to Buyer.

     Section 2. The Purchase. Buyer may, at its election, from time to time,
                ------------
by the execution of a Purchase Agreement, purchase Loans from time to time offered by Seller for sale to Buyer, as to each Purchase on the terms and subject to the conditions set forth in this Agreement and in the Purchase Agreement. The Agreement of Buyer to Seller set forth in each Purchase Agreement for the purchase of Loans by Buyer from Seller shall cover and include only such as Loan as: (a) is in strict compliance with the terms and conditions set forth in the Purchase Agreement and this Agreement; (b) is approved by Buyer pursuant to the terms of Section 5 of this Agreement; and (c) is delivered to Buyer or Seller on or after the Purchase Agreement date and on or before the Last Delivery Date.

     Section 3.  Description of Loan.  All Loans sold to Buyer pursuant to this
                 -------------------
Agreement shall conform to the following terms and conditions as to the Borrower on the Loan, the document evidencing and securing the Loan and the Property for the Loan:

          (a) Loan Type. The Loan must qualify as a Real Estate Secured Loan
              ---------
acceptable in form and type to Buyer.

          (b) Location of Property. The Property for the Loan shall be located
              --------------------
in a Permitted State as set forth in the Purchase Agreement.

          (c) Loan Documents.  The Loan shall be evidenced by a Note in the form
              --------------
included as Exhibit "A"; shall be secured by a Security Instrument in the form included as Exhibit "B". Buyer shall have the right, at its election, on thirty days advance written notice to Seller, to substitute such forms of Note and/or Security Instruments and/or Information Disclosure Statements for Exhibit "A". Exhibit "B", as shall from time to time be required by state or federal law applicable to Buyer.

          (d) Loan Yield. The payments for which initial provision is made in
              ----------
the Note, if any, for which provision is made therein, shall be sufficient in amount to bear a net yield to Buyer of not less than the required net yield as set forth in the Purchase Agreement.

          (e) Loan Terms. As of the date of the delivery (as hereinafter
              ----------
defined) of the Loan, the Loan proceeds shall have been fully disbursed to the Borrower on the Loan and there shall have been no "repair holds" or similar withholdings of Loan proceeds to the Borrower on the Loan. The terms of the Loan shall provide for monthly payment to be made by the Borrower, all as more particularly set forth in the Note (Exhibit A). Each monthly payment shall be applied first to interest accrued to the date the payment is due and then to principal. Interest at the rate or rates provided for in the Note shall accrue on the entire unpaid principal balance of the Loan.

          (f) Hazard Insurance. The Secured Property shall be covered by a
              ----------------
policy of fire and extended coverage hazard insurance written by an insurer reasonably acceptable to Buyer and in an amount equal to the lesser of the original principal amount of the Loan or the replacement

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value of the structural improvements situated on the Property. The policy shall have a Lender's loss payable endorsement in a form acceptable to Buyer.

          (g) Compliance With Applicable Law. The Loan shall have been
              ------------------------------
originated in full accordance with all applicable federal, state and local laws, rules, regulations and ordinances, including, without limitation, the Federal Consumer Credit Protection Act, as amended, and Regulation Z thereunder, the Federal Equal Credit Opportunity Act, as amended, and Regulation B thereunder, the National Flood Disaster Protection Act, as amended, the Federal Fair Credit Reporting Act, as amended, all applicable Permitted State statutes and regulations affecting Seller, and all applicable usury and interest rate limitation laws.

     Section 4.  Delivery and Payment.
                 --------------------

             (a) Delivery. For each Purchase Agreement, Seller shall deliver
                 --------
     ("Deliver") Loans to Buyer (the "Delivery") without cost or expense to Buyer except as spec ifically provided to the contrary in this Agreement, at the main office of Buyer, or at such other place as Buyer may from time to time designate. Delivery of the Loans shall occur only upon delivery to Buyer of each of the following for each Loan:

                 (i) An approved credit report with respect to the Borrower on the Loan, dated not earlier than 90 days prior to the date of closing of the Loan, unless accompanied by an updated report, dated not earlier than 90 days prior to the date of delivery of the Loan; and a history of payments on the Loan, if the Loan was closed more than 60 days prior to the date of its delivery.

                 (ii) The original of the Note evidencing the Loan, endorsed by
             Seller, in form satisfactory to Buyer, to the order of Buyer.

                 (iii) The Borrower's original application for the Loan, a copy of the settlement statement or Loan closing statements issued in connection with the closing of the Loan, and all of the original documents, certifications and disclosures executed by the Borrower in connection with origination of the Loan.

                 (iv) The original of any and all Agreements affecting the terms of the Note evidencing the Loan, or affecting the Security Instrument securing the Loan, or affecting any of the liabilities or obligations of the Borrower or any successor-in-interest to the Property for the Loan.

                 (v) Verifications of employment of the Borrower and
             verifications of deposits of the Borrower, each dated not earlier than 90 days prior to the date of closing of the Loan, if applicable.

                 (vi) A statement, rating or other acceptable form to determine the payment status and history of the previous mortgage owned by the Borrower, including the property dated within 90 days of the closing date of the loan.

                 (vii) A policy of fire and extended coverage hazard insurance, written as set forth in Section 3(f) of this Agreement, with the premium prepaid thereon, in the sum satisfactory to Buyer with a Lender's loss payable endorsement in a form acceptable to Buyer.

                 (viii) A copy of the Truth-in-Lending disclosures issued in connection with the Loan, together with a copy of each Truth-in-Lending notice of right of rescission issued in connection with the Loan.

                 (ix) If any Borrower on the Loan executes the Note, Security
             Instrument or any other documents in connection with the Loan through the Borrower's attorney-in-fact, a certified copy of a recorded special power of attorney granted to such attorney-in-fact, in form and content acceptable to Buyer.

                 (x) Copies of all state-required fair lending, consumer
             protection or other notices and disclosures, as completed and delivered to the Borrower for the Loan.

                 (xi) The original policy of Title Insurance, or title
             commitment in an amount and form acceptable to Buyer.

                 (xii) Any and all such other documents as may reasonably be required of Seller by Buyer, in such form as may reasonably be required by Buyer with reasonable notice prior to the last delivery date.

                 (xiii) A statement of the amount of the purchase price for the
             Loan, calculated as set forth in the Purchase Agreement.

                 (xiv) The confirmation of recording of the Security Instrument securing the Loan, evidencing recordation in the county in which the Property for the Loan is situated.

                 (xv) The original of the assignment of the Security Instrument securing the Loan, duly executed by Seller, as assignor, in favor of Buyer, as assignee.

                 (xvi)  A certificate of flood insurance, if required.

                 (xvii) A copy of Seller's letter to the Borrower for the Loan, advising the Borrower of the sale of the Loan to Buyer, in form and content acceptable to Buyer, and dated within five days prior to the delivery of the Loan to Buyer.

Notwithstanding standard trailing documents, the timely Delivery of all of the foregoing items for a Loan on or before the Last Delivery Date, whether with or subsequent to Delivery of the Loan shall be a condition subsequent of Delivery, and upon failure of such timely deliver, Seller agrees to repurchase the Loan from Buyer, without recourse and promptly upon demand of the Buyer, on the terms set forth in Section 11 of this Agreement.

          (b) Approval and Rejection of Delivered Loans. Buyer, in its sole
              -----------------------------------------
discretion, shall approve or reject each Loan delivered by the last delivery date, on the basis of: (i) compliance by Seller with all requirements for delivery set forth in Section 4(a) of this Agreement; (ii) conformity of the Loan with the requirements of Section 3 of this Agreement; (iii) legally enforceable Security Instrument for the Loan; and (iv) conformity of the Loan with the normal underwriting requirements of Buyer. Buyer shall have the right to inspect the Property for any Loan, or to cause such an inspection to be made and to determine if the Property is in conformity with the reasonable requirements of Buyer.

          (c) Submission for Approval.  Intentionally Deleted.
              -----------------------
          (d) Payment of Purchase Price. Buyer shall pay to Seller the purchase
              -------------------------
price for each Loan delivered pursuant hereto upon the Last Delivery Date, in immediately available funds as indicated on the Purchase Agreement, provided that for any Loan that has been approved by Buyer in accordance with Section 4(C) of this Agreement prior to Delivery.

          The purchase price of the Loan shall be the sum of the unpaid principal balance of the Loan, multiplied by the purchase price factor (as set forth in the Purchase Agreement), plus all unpaid interest accrued on the unpaid principal balance of the Loan, calculated daily through the date of payment of the purchase price, reduced by the amount of the unearned portion of any prepaid interest of the Loan, and subject to such further computations and adjustments as are set forth in the Purchase Agreement.

     Section 5.  Servicing.  Seller shall release all servicing rights, and all
                 ---------
rights to receive servicing fees and other servicing and servicing-related income and benefits, with respect to each Loan delivered under this Agreement to and for the benefit of Buyer. Seller acknowledges and agrees that Buyer shall, from and after the Last Delivery Date, enjoy all servicing rights and all rights to receive servicing fees and other no residual, contingent or other claims thereon whatsoever remaining in Seller, except only at such time, if any, as Seller repurchases the Loan from Buyer pursuant to the terms of this Agreement. Seller hereby agrees to give written notice to the Borrower of the assignment of the Loan, acknowledgement of the release of such servicing rights and rights to receive servicing fees and other service and servicing-related income and benefits to Buyer, in form satisfactory to Buyer.

     Section 6. General Covenants, Warranties and Representations of Seller.
                -----------------------------------------------------------
Seller hereby makes the following covenants, warranties and representations each of which Seller acknowledges is a material inducement to Buyer to enter into this Agreement and to make commitments. In connection therewith, Seller acknowledges that Buyer intends to rely upon each such covenant, warranty and representation.

          (a) Authorized Act of Seller, Etc. The execution of this Agreement by
              -----------------------------
Seller and the performance of the obligations of Seller under this Agreement have been duly authorized by the Board of Directors of Seller, or are within the scope and coverage of a general authorization adopted by the Board of Directors of Seller which is in full force and effect and the application of which includes the officers of Seller signatory hereto: upon execution and delivery of this Agreement by Seller, the obligations of Seller under this Agreement will be the legal, valid and binding obligations of Seller, enforceable in accordance with the terms of this Agreement; Seller is not subject to any charter, by-law, indenture, mortgage, lien, lease agreement, instrument, order, judgment or decree, or any other restriction of any kind or character, which would prevent the consummation of the transactions contemplated by this Agreement; and the execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not constitute a default under the provisions of any of the foregoing or result in a violation of any law, rule, regulation, order, judgement or decree to which Seller or its Property are subject. There is no litigation pending or, to Seller's knowledge, threatened, which, if determined adversely to Seller, would adversely affect, the execution delivery or enforceability of this Agreement, or the ability of Seller to perform all of its obligations under this Agreement or which would have a material adverse effect on the financial condition of Seller. In general, Seller carries a general loss reserve allocation on loans held in its portfolio. Seller holds all federal, state and other licenses, authorizations, approvals, orders and contracts, as are reasonably necessary to Seller's performance of its obligations under this Agreement in compliance with applicable law and secondary market requirements and is duly organized, validly existing, and in good standing under the laws of the United States, and any applicable Permitted State.

          (b) Sale in the Ordinary Course of Business, Etc. The consummation of
              --------------------------------------------
the transactions contemplated by this Agreement are in the ordinary course of business of Seller and are not subject to the bulk transfer or other similar statutory provision's in effect in any applicable jurisdiction.

          (c) Delivery of Annual Financial Statements of Seller and Buyer.
              -----------------------------------------------------------
Concurrently with the delivery of this Agreement, Seller is delivering to Buyer and Buyer to Seller its statements of financial condition as of the last day of each of the fiscal years of Seller first and second prior to the date of this Agreement, and its statements of operations for the 12-month period then ended. Each of the foregoing financial statements are correct and complete, have been audited by independent certified public accountants, have been prepared in accordance with generally accepted principles consistently applied throughout the period involved, and present fairly the financial condition and results of operations of Seller as of the dates, and for the periods, covered thereby.

          (d) No Broker or Finder. Seller has not employed or otherwise engaged
              -------------------
any broker or finder in connection with the negotiation or execution of this Agreement; nor has Seller conducted the negotiations with respect to this Agreement nor with respect to the transactions contemplated by this Agreement in such manner as to give rise to any claims against Buyer for any brokerage commission, finder's fees or similar payment.

          (e) General Covenants, Warranties and Representation of Seller.
              ----------------------------------------------------------
               (i) The Note, the Security Instrument, the Assignment of Security Instrument and any other documents required to be delivered under this Agreement for each Loan have been delivered to Buyer and any documents required to be delivered to Buyer after the Closing Date of this Agreement shall be delivered to the Buyer.

               (ii) Subject to the effect of this Agreement and the documents executed pursuant hereto, as of the date of delivery Seller is the owner of record of each Loan and the indebtedness evidenced by each Note.

               (iii) The origination and collection practices used by the Seller with respect to each Loan have been in all respects legal and prudent and in compliance with all federal, and applicable Permitted State laws, including without limitation, the federal Equal Credit Opportunity Act, Regulation B, the federal Fair Debt Collection Practices Act, and where applicable, the Robbins-Rosenthal Fair Debt Collection Practices Act.

               (iv) The Loans were selected without prejudice from among the outstanding Loans in the Seller's portfolio as to which the covenants, representations and warranties set forth in this Section 6 and Section 7 are applicable.

      Section 7. Covenants, Warranties and Representations of Seller with
                 --------------------------------------------------------
Respect to Loans. With respect to each Loan delivered or to be delivered
----------------
by Seller to Buyer hereunder, Seller hereby makes the following covenants, warranties and representations, each of which (i) shall be deemed to be made anew by Seller, both at the time of offering the Loan for purchase to Buyer and at the time of Delivery of the Loan to Buyer, and (ii) Seller acknowledges that Buyer intends to rely upon each such covenant, warranty and representation.

          (a) Terms of Loan, Etc. The Loan conforms in every material respect to
              ------------------
the requirements of Section 3 of this Agreement. The terms of the Note and/or Security Instrument pertaining to the Loan have not been impaired, waived, altered or modified in any respect and no instrument of waiver, alteration or modification has been executed with respect to the Note or Security Instrument pertaining to the Loan except as otherwise approved by Buyer in writing. The Note and Security Instrument pertaining to the Loan are not subject to any right of rescission, setoff, counter-claim or defense, nor will the operation of any of the terms of the Note or Security Instrument, or the exercise of any right thereunder, render the Note or Security Instrument unenforceable, in whole or in part, or subject to any right or rescission, setoff, counter-claim or defense. The Security Instrument pertaining to the Loan has not been satisfied, cancelled or subordinated, in whole or in part, or rescinded, and the Property for the Loan has not been released from the lien of the Security Instrument, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Note for the Loan is not and has not been secured by any collateral except the lien of the corresponding Security Instrument. In the event the Security Instrument constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and so serves under the deed of trust, and no fees or expenses are or will become payable by Buyer to such trustee, except in connection with an occurrence following the date of Delivery of the Loan.

          (b) No Defaults, Etc.  To the best of Seller's knowledge, there are no
              ----------------
defaults of any kind existing on the part of the Borrower under the Loan or the Note and/or Security Instrument pertaining to the Loan. There has been no delinquency of more than thirty (30) days in any payment by the Borrower on the Loan during the twelve (12) month period immediately preceding delivery of the Loan.

          (c) Compliance with Applicable Law.  The Loan, the Note, the Security
              ------------------------------
Instrument and all documents ancillary thereto are the legal, valid and binding obligations of the Borrower under the Loan, and are enforceable in accordance with their respective term and in full force and effect in accordance with all applicable federal, state and local laws, rules, regulations and ordinances, including, without limitation, the Federal Consumer Credit Protection Act, as amended, the Federal Truth-in-Lending Act, as amended, and Regulation Z thereunder, the Federal Equal Credit Opportunity Act, as amended, and Regulation B thereunder, the National Flood Insurance Act, as amended, the Federal Flood Disaster Protection Act, as amended, the Federal Fair Credit Reporting Act, as amended, all applicable federal and state laws and regulations including, without limitation all applicable usury and interest rate limitation laws.

          (d) Condition of Property. No facts have come to the attention of
              ---------------------
Seller which would or should lead Seller to believe that there has been any physical damage or deterioration to the Property for the Loan, or that the Property is unoccupied, or is not occupied by the Borrower (if the commitment requires that the Loan be an owner-occupied Loan), or that the Property has not been constructed or is not being maintained in full accordance with applicable zoning and building codes, regulations and ordinances.

          (e) No Advances. Seller has not, and to the best of Seller's knowledge
              -----------
no other person has, advanced any funds for and on behalf of the Borrower on the Loan for the purpose of enabling the Borrower to make any required payments of principal or interest on the Loan, or any tax, insurance, special assessment, sewer, utility or similar payments with respect to the Property.

          (f) No Litigation.  There is no pending litigation and, to the best of
              -------------
Seller's knowledge, no threatened litigation which may affect in any way, by attachment or otherwise, the title or interest of Seller in and to the Note, the Security Instrument or the Property for the Loan.

          (g) No Encroachments or Impairments. There are no encroachments or
              -------------------------------
material impairment of the value or marketability of the Loan, the Note, the Security Instrument or the Property for the Loan.

          (h) Insurance in Effect. All policies of title insurance, hazard
              -------------------
insurance, and flood insurance, if applicable, respecting the Loan or the Property for the Loan are in full force and effect, have been issued by sound and financially responsible insurance companies duly licensed and qualified to transact business in accordance with the specific requirements of Section 3 of this Agreement for hazard insurance, all such insurance coverage or insurers insure Seller, among others, as the owner of the Loan as loss payee thereunder and there are, to the best of Sellers knowledge, no facts or circumstances which could provide a basis for revocation of any of the polices or defense to any claim or claims made thereon.

          (i) No Condemnation. Seller does not have any knowledge of any
              ---------------
existing, proposed or intended condemnation or taking of all or any portion of the Property for the Loan, pursuant to the power of eminent domain, or any proposed transfer in avoidance of the exercise of such power, or of any other facts or circumstances which might tend to affect the value or marketability of the Loan or of the Property for the Loan or the Borrower's ability punctually to perform all of his duties and obligations under the Loan, including timely payment of all installments of principal and/or interest thereunder, as applicable.

          (j) Knowledge of Other Circumstances, Etc. Seller has no knowledge of
              -------------------------------------
any circumstances or conditions with respect to the Loan or the Note or Security Instrument pertaining to the Loan, the Borrower under the Loan or such Borrower's credit standing that can reasonably be expected to cause private institutional investors to regard the Loan as an unacceptable investment, cause the Loan to become delinquent or adversely affect the value or marketability of the Loan.

          (k) Covenants True and Not Misleading.  No covenant, representation or
              ---------------------------------
warranty by Seller in this Agreement or in any written statement, exhibit or certificate furnished to Buyer pursuant to this Agreement or in connection with any sale of any Loan to Buyer by Seller contains or will contain any untrue statement of any material fact, or omits or will omit to state any material fact necessary to make the statements contained therein not misleading. Each and all of the foregoing covenants, warranties and representations by Seller shall continue and survive the Purchase by Buyer and the delivery to Buyer of each and all of the Loans to which they pertain, with respect to each Loan, until the Loan has been paid in full.

          (l) Unless otherwise specifically stated hereunder, as of the Delivery and with respect to each Loan:

               (i) All payments required to be made up to the date 30 days prior to the Date specified in the Purchase Agreement on such Loans have been made, the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Property subject to the Loan, directly or indirectly, for the payment of any amount required by the Loan.

               (ii) The terms of the Note and the Security Instrument have not been impaired, waived, altered or modified in any respect. No instrument of waiver, alteration or modification has been executed, and no Borrower has been released, in whole or in part, except in connection with an assumption agreement, which assumption agreement is part of the Loan file and the terms of which are reflected in the Purchase Agreement agreed to by Buyer.

               (iii) The Note and the Security Instrument are not subject to any set-off, counterclaim or defense including the defense of usury, nor will the operation of any of the terms of the Loan and the Security Instrument, or the exercise of any right thereunder, render the Note and the Security Instrument unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

               (iv) Any and all requirements of any federal, state or local law applicable to the Loan have been complied with.

               (v) The Security Instrument has not been satisfied, cancelled or subordinated, in whole, or rescinded, and the Property has not been released from the lien or the Security Instrument, in whole or in part, nor has an instrument been executed that would effect any such release, cancellation, subordination or rescission.

               (vi) The Seller has a valid, subsisting and enforceable lien on the Property, including the land and all buildings on the Property.

               (vii) The Note and the related Security Instrument are genuine and each is the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity.

               (viii) All parties to the Note and the Security Instrument had legal capacity at the time to enter into the Loan and to execute and deliver the Note and the Security Instrument, and the Note and the Security Instrument have been duly and properly executed by such parties.

               (ix) The proceeds of the Loan have been fully disbursed and there are no requirements for future advances thereunder, any and all requirements set forth in the Loan documents have been complied with.

               (x) The Note and the Security Instrument have not been assigned or pledged, and as of the Last Delivery Date, Seller has good and marketable title thereto, as sole owner, except for normal warehousing purposes.

               (xi) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Security Instrument or the related Note and there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller has not waived any default, breach, violation or event of acceleration.

               (xii) To the best of the Seller's knowledge, there is no proceeding pending for the total or partial condemnation of the Property.

               (xiii) The related Security Instrument contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Property of the benefits of the security provided thereby, including, (i) in the case of a Security Instrument designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

               (xiv) The related Note is not and has not been secured by any collateral except the lien of the corresponding Security Instrument.

               (xv) If the Security Instrument constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Security Instrument, or a valid substitution of trustee has been recorded or may be recorded and no extraordinary fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the Borrower.

               (xvi) The Seller has no knowledge of any circumstances or conditions not reflected in the representations set forth herein, or in the Loan File with respect to the Loan, the Property or the Borrower which in the Seller's opinion could reasonably be expected to materially and adversely affect the value of the Property, or the marketability of the Loan or cause the Loan to become delinquent or otherwise in default.

               (xvii) The Property is located in a Permitted State as designated in the Purchase Agreement.

               (xviii)  The Loan is sub-serviced for the Seller by Ocwen.

     Section 8. Warranties and Representations of Buyer. Buyer hereby makes the
                ---------------------------------------
following warranties and representations, each of which shall be deemed to be made anew by Buyer at the date of purchase by Buyer of each Loan purchased pursuant to the commitment.

          (a) Authorized Act of Buyer. The execution and Delivery of this
              -----------------------
Agreement by Buyer, and the performance by Buyer of its obligations under this Agreement, have been duly authorized by the Board of Directors of Buyer, or are within the scope and coverage of a general authorization adopted by the Board of Directors of Buyer which is in full force and effect and the application of which includes the officers of Buyer signature hereto. Upon execution and Delivery of this Agreement by Buyer, and acceptance pursuant to the terms set forth in this Agreement by Seller, the obligations of Buyer of this Agreement will be the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with the terms of this Agreement.

          (b) No Broker or Finder. Buyer has not employed or otherwise engaged
              -------------------
any broker or finder in connection with the negotiation or execution of this Agreement; nor has Buyer conducted the negotiations with respect to this Agreement or with respect to the transactions contemplated by this Agreement in such manner as to give rise to any claims against Seller brokerage commission, finder's fee or similar payment.

          (c) Regulatory Authority. Performance by Buyer under the commitment is
              --------------------
consistent with federal and state laws, rules and regulations applicable to Buyer.

     Section 9.  Purchase Fee.  Seller shall pay Buyer, in consideration of each
                 ------------
Purchase, a nonrefundable fee in an amount set forth in the Purchase Agreement payable concurrently with the execution of the Purchase Agreement. Payment of such nonrefundable fee shall not affect the calculation of the purchase price under Section 4(d) of this Agreement.

     Section 10. Certain Repurchase Obligations of Seller. As a material
                 ----------------------------------------
inducement to Buyer to purchase the Loans, Seller hereby unconditionally agrees, in the event of any breach of any covenant, warranty or representation arising under Section 6 or Section 7 of this Agreement, to repurchase the affected Loans from Buyer, without recourse and promptly upon demand of Buyer, at a price equal, for each Loan, to the sum of the unpaid principal balance thereof, multiplied by the Purchase Price Factor (as set forth in the Purchase Agreement), plus all accrued and unpaid interest accruing thereon to the date of repurchase, reduced by the amount of the unearned portion of any unpaid interest on the Loan. Upon repurchase, Buyer shall deliver to Seller the Notes evidencing the Loans repurchased, the Security Instruments securing the Loans repurchased and related documents and materials covering the Loans repurchased. Seller shall fully reimburse Buyer immediately upon the demand of Buyer for all out-of-pocket costs and expenses incurred by Buyer in connection with any actions taken by Buyer with respect to the repurchase of any Loans under this Section 10, including, without limitation, Buyer's reasonable attorneys' fees.

     Section 11.  Opinion of Counsel.  Intentionally Deleted.
                 ------------------

     Section 12. Scope of Agreement. This Agreement shall govern the purchase by
                 ------------------
Buyer and the sale by Seller of all Loans so purchased and sold pursuant to the Purchase Agreement, subject as to each Purchase, only to such additional, alternative or mandatory terms and provisions of this Agreement as are set forth in the Purchase Agreement.

     Section 13. Board of Directors Resolutions of Seller. Concurrently with the
                 ----------------------------------------
delivery of this Agreement by Seller to Buyer, Seller shall deliver to Buyer, or not later than the first delivery or submission for approval of any Loan hereunder and within 45 days from the execution of this Agreement, Seller will deliver to Buyer, a copy of resolution of the Board of Directors of Seller, certified by the secretary of Seller, to the effect that the execution of this Agreement by Seller and the performance of the obligations of Seller under this Agreement have been duly authorized by the Board of Directors of Seller, or are within the scope and coverage of a general authorization adopted by the Board of Directors of Seller which is in full force and effect and the application of which includes the officers of Seller signatory hereto.

     Section 14.  Miscellaneous Provisions.
                  ------------------------

          (a) Expenses.  Except as specifically provided to the contrary in this
              --------
Agreement, Buyer and Seller shall each bear his own costs and expenses in connection with the negotiation and preparation of this Agreement and the performance by each of Buyer and Seller of its respective obligations arising under this Agreement.

          (b) No Waiver. Buyer may, at its sole option, waive any of its rights,
              ---------
powers or remedies under this Agreement only by an instrument executed in writing by a duly authorized officer. No waiver of any default or breach by Seller hereunder shall be implied from any omission by Buyer to take any action on account of such breach or default if the breach of default continues or is repeated. No express waiver under this Section 14(b) shall affect any default or breach other than the default specified in the waiver, and the waiver shall be operable only for the time and to the extent therein expressly stated. Any forbearance or delay by Buyer in exercising any right, power or remedy under this Agreement shall not be deemed a waiver thereof, and any single or partial exercise of any right, power or remedy shall not preclude the further exercise thereof.

          (c) No Limitation of Remedies. Buyer and Seller each expressly
              -------------------------
declines to limit its remedies under this Agreement to recourse under the terms of this Agreement, including, without limitation, as to Buyer, the terms of
Section 10 of this Agreement, and in connection therewith Buyer and Seller acknowledge and agree that in the event of a breach of this Agreement by either party, the other shall be entitled to pursue any and every remedy available to it at law or in equity, as well as any and every remedy available to it under this Agreement, and to that end all of such remedies shall be deemed cumulative and not exclusive. Without limitation upon the generality of the foregoing, Buyer and Seller acknowledge and agree that, if Seller breaches Seller's obligation under Section 4 of this Agreement to deliver Loans pursuant to the terms of the Purchase Agreement, Buyer shall be entitled to pursue any and every of the foregoing remedies.

          (d) Integration, Etc. The making, execution and delivery of this
              ----------------
Agreement by each of Buyer and Seller have not been induced by any covenants, warranties, representations or agreements other than those set forth in this Agreement. The entire understanding of the parties with respect to the subject of this Agreement is embodied in this Agreement, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter of this Agreement, unless expressly referred to by reference in this Agreement. This Agreement may be amended or modified only by a writing executed by the duly authorized officers of Buyer and Seller.

          (e) Severability and Applicable Law. Whenever possible, each provision
              -------------------------------
of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under applicable law, the provision shall be ineffective to the extent of the prohibition or invalidity without invalidating the remainder of the provisions or the remaining provisions of this Agreement. This Agreement shall be governed by and construed under the laws, rules and regulations relating to thrift and loan associations; provided however, that, to the extent that this Agreement shall be deemed to be governed by or construed under state law, this Agreement shall be governed by and construed under the laws of the State of California.

          (f) Attorney's Fees. In the event of the bringing of any action or
              ---------------
suit by either Buyer or Seller against the other, by reason of any breach of any provision of this Agreement, on the part of the other, then and in that event the party in whose favor final judgment shall be entered by a court of competent jurisdiction shall be entitled to have and recover of and from the other party to this Agreement all costs and expenses of suit, including court costs and actual attorneys' fees incurred.

          (g) Notices. Any notices, requests, demands, payment or other
              -------
communication under this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person or by United States Mail, certified or registered, with return receipt requested, or otherwise actually delivered:

               (i) If to Buyer, to:

                   Fremont Investment & Loan
                   175 North Riverview Drive
                   Anaheim, California 92808

                   Attention:  Kyle Walker
                               Senior Vice President

               (ii) If to Seller, to:

                    -------------------------------------

                    -------------------------------------

                    -------------------------------------

                    Attention:___________________________

                              ---------------------------

or to such other address or addresses as may be furnished in writing by either party, and such notice or communication shall be deemed to have been given as of the date so mailed or actually delivered.

          (h) Assignments. All of the terms and conditions of this Agreement
              -----------
shall be binding upon and inure to the benefit of Buyer and Seller and their respective successors and assigns; provided, however, that Seller shall neither assign nor delegate any of its rights, privileges or duties arising under this Agreement without the prior written consent of Buyer, and any attempted or purported assignment or delegation without prior written consent shall be null and void abinitio and constitute a material breach and default by Seller
         --------
of its obligations under this Agreement.

          (i) Termination. This Agreement shall be terminated only by thirty
              -----------
(30) calendar days' written notice of such termination given by either party to the other. Such notice shall not require any cause. This Agreement shall continue in full force until such notice is given and thirty (30) calendar days then elapse, after which time this Agreement shall be terminated for all purposes except unsatisfied Purchase then outstanding as well as all Loans thereafter delivered, substituted, repurchases, etc., thereunder and except with regard to Loans heretofore sold to Buyer with respect to which the covenants, warranties and representations of Seller set forth in Sections 6 & 7, inter alia, shall survive termination.

          (j) Counterparts. This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of Buyer and Seller has executed this Agreement as of the date first above written.

                     FREMONT INVESTMENT & LOAN
                     ("Buyer")


                     By: /s/ [SIGNATURE ILLEGIBLE]
                        --------------------------
                     Title:
                           -----------------------

                     UNITED PANAM MORTGAGE
                     ("Seller")


                     By: /s/ Blair F. Kenny
                        --------------------------
                     Title: Senior Vice President
                           -----------------------

                     By: /s/ [SIGNATURE ILLEGIBLE]
                        --------------------------
                     Title: President
                           -----------------------